UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2013
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VMWARE, INC.

(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-33622 (Commission File Number)	94-3292913 (IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA(Address of Principal Executive Offices)		94304 (Zip Code)

Registrant's telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
VMware, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 29, 2013 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved (a) the VMware, Inc. Amended and Restated 2007 Equity and Incentive Plan (the “2007 Equity and Incentive Plan”), which increased the number of shares of Class A common stock authorized for issuance under the 2007 Equity and Incentive Plan by 13,300,000 shares, and (b) the VMware, Inc. Amended and Restated 2007 Employee Stock Purchase Plan (the “2007 Employee Stock Purchase Plan”), which increased the number of shares of Class A common stock authorized for issuance under the 2007 Employee Stock Purchase Plan by 7,900,000 shares. The Board of Directors of the Company approved the 2007 Equity and Incentive Plan and 2007 Employee Stock Purchase Plan on March 6, 2013, subject to stockholder approval at the Annual Meeting. Accordingly, both the 2007 Equity and Incentive Plan and the 2007 Employee Stock Purchase Plan became effective immediately upon stockholder approval at the Annual Meeting. The Company's named executive officers may participate in both plans.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders: (1) elected the three Class III, Group I director nominees to each serve a three-year term expiring at the 2016 Annual Meeting of Stockholders; (2) approved, on an advisory basis, the compensation of the Company's named executive officers; (3) ratified the selection by the Audit Committee of the Company's Board of Directors of PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2013; (4) approved the Amended and Restated 2007 Equity and Incentive Plan; and (5) approved an amendment to the 2007 Employee Stock Purchase Plan.
The results of the voting for each of the above proposals is as follows:

1.	Election of Class III, Group I directors:

	Class	For	Against	Abstain	Broker Non-Votes
Class III, Group I:
David I. Goulden	Class B	3,000,000,000	0	0	0
Paul A. Maritz	Class B	3,000,000,000	0	0	0
David N. Strohm	Class B	3,000,000,000	0	0	0

2.	Non-Binding advisory vote on the compensation of the Company's named executive officers:

Class	For	Against	Abstain	Broker Non-Votes
Class A	98,906,442	1,049,858	78,090	25,249,268
Class B	3,000,000,000	0	0	0

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2013:

Class	For	Against	Abstain	Broker Non-Votes
Class A	124,599,448	553,618	130,592	0
Class B	3,000,000,000	0	0	0

4.Approval of the Amended and Restated 2007 Equity and Incentive Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	95,264,653	4,707,231	62,506	25,249,268
Class B	3,000,000,000	0	0	0

5.	Approval of an amendment to the 2007 Employee Stock Purchase Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	99,457,590	281,793	295,007	25,249,268
Class B	3,000,000,000	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2013

VMware, Inc.

By:	/s/ S. Dawn Smith
S. Dawn Smith
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary